EXHIBIT 10.1

SNH MEDICAL OFFICE PROPERTIES TRUST

c/o The RMR Group LLC

Two New ton Place

255 Washington St., Suite 300

Newton, MA 02458

August 20, 2018

Via FedEx

Axogen Corporation

13631 Progress Blvd. Suite 400

Alachua FL 32615

Attn: Karen Zaderej

Re:        Lease dated February 6, 2007 between SNH Medical Office Properties Trust, successor in interest to Wigshaw, LLC, ("Landlord") and Axogen Corporation ("Tenant"), amended by the First Amendment to Lease dated March 14, 2012, the Second Amendment to Lease dated February 25, 2013, the Third Amendment to Lease elated November 12, 2013 and the Fourth Amendment to Lease (the "Fourth Amendment") dated March 16, 2016 (as amended, the "Lease") for premises located at 13631 Progress Blvd., Alachua Florida (the "Premises")

Dear Ms. Zaderej:

Reference is hereby made to the Lease. Capitalized terms used and not otherwise defined here in shall have the meaning given to such terms in the Lease.

We are in receipt of your letter dated August 14, 2014 regarding Tenant's desire to extend the Lease for two additional periods, through October 31, 2021. Pursuant to Section 10 of the Fourth Amendment, Tenant must exercise each yearly option separately and no sooner than one year prior to the expiration of the applicable Current Premises Extended Term. Nevertheless, if Tenant is seeking an early and simultaneous exercise of the two remaining options to extend the Lease,  Landlord  hereby  waives the  relevant  terms of Section  10 of  the  Fourth  Amendment  and agrees to Tenant' s exercise of its options to extend the Lease through October 31, 2021.

Please acknowledge your agreement to exercise the options to extend the Current Premises Extended Term early and simultaneously and extend the Lease through October 31, 2021, by signing be low and returning an original of this letter to Landlord at: c/o The RMR Group LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: David Dyer.

If you have any questions, please do not hesitate to contact the undersigned at 770-410-1840 or bwood@rmJgroup.com.

Sincerely,

SNH MEDICAL OFFICE PROPERTIES TRUST

by: The RMR Group LLC, its managing agent

/s/Brian Wood
Brian Wood
Regional Vice President, Southeast Region

cc: Lease File

ACKNOWLEDGED AND CONSENTED

TO THIS September 19, 2018:

AXOGEN CORPORATION

By: /s/Karen Zaderej
Name: Karen Zaderej
Title: CEO, President